UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-10603

Western Asset Premier Bond Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET PREMIER BOND FUND

FORM N-Q

SEPTEMBER 30, 2014

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 80.7%
CONSUMER DISCRETIONARY - 11.4%
Automobiles - 3.6%
DaimlerChrysler NA Holding Corp., Notes	8.500%	1/18/31	1,000,000		$1,510,635
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,030,000		1,102,831
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000		773,483
Ford Motor Credit Co., LLC, Senior Notes	2.375%	1/16/18	1,000,000		1,009,217
General Motors Co., Senior Notes	6.250%	10/2/43	1,750,000		2,047,500

Total Automobiles					6,443,666

Diversified Consumer Services - 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	5,000		5,650
Service Corp. International, Senior Notes	7.500%	4/1/27	60,000		66,450

Total Diversified Consumer Services					72,100

Hotels, Restaurants & Leisure - 1.0%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	160,000		122,400
CCM Merger Inc., Senior Notes	9.125%	5/1/19	570,000		601,350	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	280,000		278,600	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	720,000		741,600	(a)

Total Hotels, Restaurants & Leisure					1,743,950

Household Durables - 0.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	390,000		421,200

Media - 6.4%
21st Century Fox America Inc., Notes	8.875%	4/26/23	400,000		532,040
Comcast Corp., Notes	5.900%	3/15/16	400,000		429,786
Comcast Corp., Notes	7.050%	3/15/33	1,000,000		1,340,973
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000		1,065,200
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000		435,050
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000		1,575,000	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	344,967		394,987	(a)(b)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	720,000		979,131
Time Warner Cable Inc., Senior Notes	5.850%	5/1/17	500,000		554,200
Time Warner Inc., Senior Debentures	7.700%	5/1/32	980,000		1,348,674
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,820,000	EUR	2,472,216	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	530,000		507,475	(a)

Total Media					11,634,732

Specialty Retail - 0.2%
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	270,000		288,900	(a)

TOTAL CONSUMER DISCRETIONARY					20,604,548

CONSUMER STAPLES - 4.7%
Food & Staples Retailing - 2.2%
CVS Pass-Through Trust, Secured Bonds	5.789%	1/10/26	460,822		516,775	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	464,439		522,499
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	461,881		534,170
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	443,418		539,770
CVS Pass-Through Trust, Secured Notes	7.507%	1/10/32	431,803		549,309	(a)
Kroger Co., Senior Notes	6.400%	8/15/17	1,090,000		1,232,103

Total Food & Staples Retailing					3,894,626

Food Products - 2.5%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	686,921		828,566
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	465,000		502,200
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	500,000		486,250	(a)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Food Products - (continued)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	500,000	$528,750	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	176,000	180,840	(a)
WM Wrigley Jr. Co., Senior Notes	2.000%	10/20/17	2,000,000	2,018,702	(a)

Total Food Products				4,545,308

TOTAL CONSUMER STAPLES				8,439,934

ENERGY - 9.1%
Energy Equipment & Services - 1.1%
CGG, Senior Notes	6.500%	6/1/21	750,000	656,250
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	370,000	363,525	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	410,000	356,700	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	650,000	523,250	(a)

Total Energy Equipment & Services				1,899,725

Oil, Gas & Consumable Fuels - 8.0%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	771,965
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,080,000	575,100
Burlington Resources Finance Co., Senior Notes	7.400%	12/1/31	450,000	642,317
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	900,000	855,000	(a)
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	150,000	159,562
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	440,000	459,800
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	438,306
Devon Energy Corp., Senior Notes	1.875%	5/15/17	1,000,000	1,009,192
Ecopetrol SA, Senior Notes	5.875%	9/18/23	55,000	60,706
Ecopetrol SA, Senior Notes	5.875%	5/28/45	130,000	131,625
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	190,000	229,900
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	320,000	304,000
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	670,000	681,725
Hess Corp., Notes	7.875%	10/1/29	350,000	475,130
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	180,000	178,425	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	740,000	782,550
MEG Energy Corp., Senior Notes	7.000%	3/31/24	840,000	869,400	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	370,000	380,175
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	150,000	154,688	(a)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	960,000	970,387
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	125,000	131,106
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	429,000	469,806
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	650,000	737,750
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	80,000	83,200
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	250,000	272,908	(c)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	710,000	759,700
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	230,000	246,100
Transocean Inc., Senior Notes	5.050%	12/15/16	1,000,000	1,065,904
Williams Cos. Inc., Debentures	7.500%	1/15/31	413,000	478,923
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	49,491

Total Oil, Gas & Consumable Fuels				14,424,841

TOTAL ENERGY				16,324,566

FINANCIALS - 24.9%
Banks - 18.1%
Bank of America Corp., Senior Notes	3.750%	7/12/16	1,000,000	1,043,888
Bank of America Corp., Senior Notes	5.000%	5/13/21	1,100,000	1,207,974
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	610,000	829,491	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,500,000	2,686,562
Capital One N.A., Senior Notes	1.500%	3/22/18	1,810,000	1,782,743
Citigroup Inc., Senior Notes	1.700%	7/25/16	1,000,000	1,010,135
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	500,000	479,347

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Banks - (continued)
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,000,000	$1,208,621
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,610,000	1,863,575	(a)(d)(e)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	700,000	791,808	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	2,460,000	2,456,925	(d)(e)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	300,000	306,502	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	1,000,000	1,042,745
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	910,000	886,646	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	2,840,000	2,793,850	(d)(e)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	750,000	741,563	(d)(e)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	760,000	773,922	(e)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000	1,552,164
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000	157,251
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	1,580,000	1,552,446
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	140,000	160,841
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	510,000	535,070	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	302,565	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/17/14	2,530,000	2,450,937	(d)(e)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	3,990,000	4,064,812	(d)(e)

Total Banks				32,682,383

Capital Markets - 2.9%
Deutsche Bank AG, Subordinated Notes	4.296%	5/24/28	2,000,000	1,910,180	(d)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,000,000	1,127,560
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	800,000	886,882
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,000,000	1,193,787

Total Capital Markets				5,118,409

Consumer Finance - 0.5%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	350,000	407,750
Capital One Financial Corp., Subordinated Notes	6.150%	9/1/16	500,000	546,331

Total Consumer Finance				954,081

Diversified Financial Services - 2.4%
General Electric Capital Corp., Notes	5.300%	2/11/21	450,000	507,170
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	500,000	541,250	(d)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	1,538,700
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	750,000	783,750
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	400,000	450,000	(a)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	535,000	(a)(d)

Total Diversified Financial Services				4,355,870

Insurance - 0.6%
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	200,000	235,250	(a)
Metlife Inc., Junior Subordinated Notes	10.750%	8/1/39	500,000	807,500

Total Insurance				1,042,750

Real Estate Management & Development - 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	690,000	712,425	(a)

TOTAL FINANCIALS				44,865,918

HEALTH CARE - 1.3%
Health Care Equipment & Supplies - 0.5%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	340,000	345,950	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	610,000	605,425

Total Health Care Equipment & Supplies				951,375

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Providers & Services - 0.8%
HCA Inc., Debentures	7.500%	11/15/95	475,000	$446,500
HCA Inc., Notes	7.690%	6/15/25	90,000	99,000
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	230,000	240,925
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	480,000	526,800

Total Health Care Providers & Services				1,313,225

TOTAL HEALTH CARE				2,264,600

INDUSTRIALS - 11.3%
Aerospace & Defense - 0.6%
Boeing Co., Notes	6.125%	2/15/33	600,000	767,065
GenCorp Inc., Secured Notes	7.125%	3/15/21	250,000	269,375

Total Aerospace & Defense				1,036,440

Airlines - 6.8%
Air 2 US, Notes	8.027%	10/1/19	1,406,763	1,505,236	(a)
America West Airlines Inc., Pass-Through Certificates, Ambac Assurance Corp.	8.057%	7/2/20	1,448,479	1,651,266
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	122,473	142,987
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	352,881	396,109
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	526,806	559,047
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	587,355	643,154
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	822,877	912,406
United Airlines Inc., Pass-Through Certificates	8.048%	11/1/20	455,416	524,275
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	663,211	716,268
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	898,647	957,059
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	2,030,057	2,192,461
US Airways, Pass-Through Trust, Secured Notes	7.125%	10/22/23	1,692,653	1,963,478

Total Airlines				12,163,746

Commercial Services & Supplies - 0.4%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	590,000	631,300	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	72,000	77,040	(a)

Total Commercial Services & Supplies				708,340

Construction & Engineering - 0.9%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	270,000	249,075	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	610,000	616,100	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	360,000	363,600	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	200,000	196,242	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	195,220	201,113	(a)

Total Construction & Engineering				1,626,130

Electrical Equipment - 0.2%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	340,000	364,650	(a)

Machinery - 0.4%
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	710,000	772,125	(a)

Marine - 1.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,664,000	1,668,160

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Marine - (continued)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	470,000	$453,550	(a)

Total Marine				2,121,710

Road & Rail - 0.5%
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	620,000	629,300	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	280,000	280,000	(a)

Total Road & Rail				909,300

Trading Companies & Distributors - 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	590,000	629,825

TOTAL INDUSTRIALS				20,332,266

INFORMATION TECHNOLOGY - 1.9%
Electronic Equipment, Instruments & Components - 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	340,000	348,500

IT Services - 1.4%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	465,000	439,425	(a)
Electronic Data Systems Corp., Notes	7.450%	10/15/29	500,000	618,850
First Data Corp., Senior Notes	12.625%	1/15/21	940,000	1,125,650
First Data Corp., Senior Secured Notes	6.750%	11/1/20	98,000	103,880	(a)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	208,000	240,760

Total IT Services				2,528,565

Technology Hardware, Storage & Peripherals - 0.3%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	500,000	541,578

TOTAL INFORMATION TECHNOLOGY				3,418,643

MATERIALS - 4.1%
Chemicals - 0.3%
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	230,000	227,125	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	250,000	251,875	(a)(b)

Total Chemicals				479,000

Containers & Packaging - 1.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	415,000	447,163	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	213,529	215,665	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	590,000	616,550	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000	52,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	630,000	678,037

Total Containers & Packaging				2,010,165

Metals & Mining - 1.8%
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	430,000	371,950	(a)
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	300,000	348,411
Cliffs Natural Resources Inc., Senior Notes	4.950%	1/15/18	960,000	825,600
Prince Mineral Holding Corp., Senior Secured Notes	12.000%	12/15/19	260,000	291,200	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	414,000	455,400
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	200,000	210,000	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	90,000	94,500	(a)
Vedanta Resources PLC, Senior Bonds	8.250%	6/7/21	580,000	639,450	(c)

Total Metals & Mining				3,236,511

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Paper & Forest Products - 0.9%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	610,000	$601,612
Klabin Finance SA, Senior Notes	5.250%	7/16/24	290,000	281,300	(a)
Weyerhaeuser Co., Debentures	7.375%	3/15/32	560,000	742,281

Total Paper & Forest Products				1,625,193

TOTAL MATERIALS				7,350,869

TELECOMMUNICATION SERVICES - 9.8%
Diversified Telecommunication Services - 8.8%
AT&T Inc., Senior Notes	5.350%	9/1/40	170,000	180,267
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	25,000	23,875
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	750,000	716,250
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	290,000	313,925
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	530,000	545,900	(a)
Orange, Notes	9.000%	3/1/31	600,000	883,986
Qwest Corp., Senior Notes	7.500%	10/1/14	150,000	150,000
Qwest Corp., Senior Notes	6.750%	12/1/21	2,000,000	2,292,778
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,250,000	2,205,000	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000	2,198,326
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	770,000	862,400
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	4,330,000	4,794,908
Windstream Corp., Senior Notes	6.375%	8/1/23	800,000	772,000

Total Diversified Telecommunication Services				15,939,615

Wireless Telecommunication Services - 1.0%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000	716,250
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	500,000	577,500	(a)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	570,000	521,550	(a)

Total Wireless Telecommunication Services				1,815,300

TOTAL TELECOMMUNICATION SERVICES				17,754,915

UTILITIES - 2.2%
Electric Utilities - 1.4%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	210,000	212,362	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,770,000	2,092,469
Southern Co., Senior Notes	1.950%	9/1/16	150,000	152,952

Total Electric Utilities				2,457,783

Gas Utilities - 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	20,000	25,413

Independent Power and Renewable Electricity Producers - 0.8%
AES Corp., Senior Notes	8.000%	6/1/20	100,000	114,750
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	559,000	609,310	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	746,000	790,760	(a)

Total Independent Power and Renewable Electricity Producers				1,514,820

TOTAL UTILITIES				3,998,016

TOTAL CORPORATE BONDS & NOTES (Cost - $137,223,205)				145,354,275

ASSET-BACKED SECURITIES - 17.3%
AAA Trust, 2005-1A 1A3B	0.562%	2/27/35	468,716	353,587	(a)(d)(f)

ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	961,387	754,945
ACE Securities Corp., 2005-WF1 M1	0.575%	5/25/35	470,000	443,711	(d)
Ameriquest Mortgage Securities Inc., 2004-R1 A1B	0.955%	2/25/34	448,728	420,493	(d)
Ameriquest Mortgage Securities Inc., 2004-R9 M1	1.085%	10/25/34	143,466	143,354	(d)
Argent Securities Inc., 2003-W3 M1	1.280%	9/25/33	64,372	62,477	(d)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	2,091,330	1,966,498	(f)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - (continued)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	57,487	$60,342	(d)
Bayview Financial Asset Trust, 2004-SSRA A1	0.755%	12/25/39	202,817	194,797	(a)(d)
Bayview Financial Asset Trust, 2007-SR1A M1	0.955%	3/25/37	1,030,957	872,190	(a)(d)
Bayview Financial Asset Trust, 2007-SR1A M3	1.305%	3/25/37	391,053	293,290	(a)(d)
Bayview Financial Asset Trust, 2007-SR1A M4	1.655%	3/25/37	106,651	71,989	(a)(d)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1P0, STRIPS, PO	0.000%	8/25/36	566,745	367,779
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	351,620
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.355%	11/25/45	92,098	88,905	(a)(d)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	201,666	205,166
Countrywide Asset-Backed Certificates, 2004-3 3A3	0.915%	8/25/34	138,840	134,541	(d)
Countrywide Asset-Backed Certificates, 2006-3 3A1	0.275%	6/25/36	284,797	274,413	(d)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.055%	10/25/47	932,042	814,016	(d)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.155%	8/25/47	42,168	37,864	(a)(d)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.775%	1/25/35	291,083	283,988	(a)(d)
CS First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.625%	5/25/44	11,667	11,416	(a)(d)
Education Funding Capital Trust, 2004-1 B1	1.880%	6/15/43	1,200,000	1,056,000	(d)(f)
EMC Mortgage Loan Trust, 2003-B A1	0.705%	11/25/41	27,585	27,428	(a)(d)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	607,662	467,055	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.905%	2/25/31	146,102	140,022	(a)(d)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	15,184	1,571
Green Tree Financial Corp., 1993-1 B	8.450%	4/15/18	25,873	15,553
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	17,583	14,644
Greenpoint Manufactured Housing, 1999-2 A2	2.911%	3/18/29	425,000	387,825	(d)
Greenpoint Manufactured Housing, 1999-3 2A2	3.527%	6/19/29	125,000	108,750	(d)
Greenpoint Manufactured Housing, 1999-4 A2	3.656%	2/20/30	125,000	108,750	(d)
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	265,770	270,589	(d)
Greenpoint Manufactured Housing, 2001-2 IA2	3.656%	2/20/32	350,000	321,035	(d)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.652%	3/13/32	550,000	497,367	(d)
GSAA Home Equity Trust, 2004-8 A3A	0.895%	9/25/34	132,095	131,787	(d)
GSAA Home Equity Trust, 2006-19 A3A	0.395%	12/25/36	623,019	359,360	(d)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	1,414,032	1,390,897
GSRPM Mortgage Loan Trust, 2006-1 A1	0.455%	3/25/35	89,977	87,467	(a)(d)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.455%	9/25/36	141,612	134,112	(a)(d)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	121,024	125,702
Lehman XS Trust, 2007-1 WF1	4.945%	1/25/37	652,887	384,047	(d)
Long Beach Mortgage Loan Trust, 2004-4 M1	1.055%	10/25/34	1,620,000	1,532,164	(d)
Morgan Stanley ABS Capital I, 2003-SD1 A1	1.155%	3/25/33	17,113	16,237	(d)
Morgan Stanley Capital Inc., 2003-NC9 M	1.280%	9/25/33	1,156,272	1,117,340	(d)
Morgan Stanley Capital Inc., 2004-HE7 M1	1.055%	8/25/34	1,539,471	1,455,072	(d)
New Century Home Equity Loan Trust, 2004-2 A2	0.895%	8/25/34	475,320	447,130	(d)
New Century Home Equity Loan Trust, 2004-3 M1	1.085%	11/25/34	1,480,740	1,367,039	(d)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	6/15/32	180,048	186,333	(d)
Option One Mortgage Loan Trust, 2003-2 A2	0.755%	4/25/33	292,310	270,174	(d)
Origen Manufactured Housing, 2006-A A2	2.359%	10/15/37	2,153,340	1,933,539	(d)
Origen Manufactured Housing, 2007-A A2	2.395%	4/15/37	2,489,554	2,209,358	(d)
PAMCO CLO, 1997-1A B	7.910%	8/6/13	439,165	87,833	(g)
Park Place Securities Inc., 2004-WCW1 M2	1.175%	9/25/34	1,021,335	1,011,861	(d)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - (continued)
Park Place Securities Inc., 2004-WHQ2 M2	1.100%	2/25/35	453,537	$455,599	(d)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	1,600,000	424,000	(a)
People’s Choice Home Loan Securities Trust, 2004-1 A3	1.195%	6/25/34	400,842	392,713	(d)
RAAC Series, 2007-RP1 M1	0.705%	5/25/46	210,000	157,850	(a)(d)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	293,102	297,545
Renaissance Home Equity Loan Trust, 2005-2 AF5	5.201%	8/25/35	750,000	671,263
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.535%	11/25/35	542,244	459,962	(d)
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.635%	3/25/34	346,110	342,625	(d)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	188,116	192,367	(d)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	169,752	168,595	(d)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	564,877	605,543	(a)(f)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	64,519	63,395	(a)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.905%	3/25/35	391,399	391,278	(d)
Structured Asset Securities Corp., 2006-GEL3 A2	0.385%	7/25/36	630,491	626,138	(a)(d)

TOTAL ASSET-BACKED SECURITIES (Cost - $27,223,309)				31,120,295

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.9%
American Home Mortgage Investment Trust, 2007-A 4A	1.055%	7/25/46	676,507	260,956	(a)(d)
Banc of America Funding Corp., 2004-B 6A1	2.119%	12/20/34	318,760	224,716	(d)
BCAP LLC Trust, 2009-RR12 2A2	0.515%	3/26/35	1,844,014	883,500	(a)(d)
Bear Stearns Alt-A Trust, 2004-03 A1	0.795%	4/25/34	330,649	324,052	(d)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.554%	1/25/36	803,277	634,577	(d)
Bear Stearns Asset Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	530,320	107,190	(a)
BlackRock Capital Finance LP, 1997-R2 B5	4.778%	12/25/35	81,720	1,949	(a)(d)(f)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.405%	8/25/35	927,581	847,817	(a)(d)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.385%	10/25/35	1,431,257	1,303,191	(a)(d)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.355%	10/25/36	1,267,140	1,131,199	(a)(d)
Countrywide Home Loans, 2004-R2 1AF1	0.575%	11/25/34	253,114	222,317	(a)(d)
Countrywide Home Loans, 2005-7 1A1	0.695%	3/25/35	1,056,962	1,003,485	(d)
Countrywide Home Loans, 2006-HYB4 3B	2.550%	6/20/36	815,608	674,610	(d)
Credit Suisse Mortgage Capital Certificates, 2009-16R 4A1	2.608%	3/26/35	307,943	296,877	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.360%	4/25/20	1,262,735	61,589	(d)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.000%	11/25/46	2,213,006	2,080,226	(d)
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.425%	11/25/46	225,802	1,094,914	(d)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	1,117,663	1,170,842	(a)(d)
HarborView Mortgage Loan Trust, 2004-08 3A2	0.953%	11/19/34	113,567	86,496	(d)
HarborView Mortgage Loan Trust, 2004-10 4A	2.563%	1/19/35	277,358	279,601	(d)
HarborView Mortgage Loan Trust, 2005-9 B10	1.904%	6/20/35	272,877	3	(d)
Impac CMB Trust, 2004-9 1A1	0.915%	1/25/35	38,866	35,372	(d)
Impac CMB Trust, 2005-2 2A2	0.955%	4/25/35	147,433	135,406	(d)
Impac CMB Trust, 2A-10	0.795%	3/25/35	299,340	254,358	(d)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	98,851	98,194
Jefferies & Co., 2009-B 9A	0.484%	11/21/35	25,969	336,042	(a)(d)(f)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	990,747	644,456	(d)
JPMorgan Mortgage Trust, 2005-A6 3A3	2.587%	9/25/35	630,000	595,237	(d)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.016%	4/25/37	210,692	197,498	(d)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.557%	6/15/36	254,566	$631	(a)(d)(h)
Luminent Mortgage Trust, 2006-6 A1	0.355%	10/25/46	719,461	621,069	(d)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.635%	11/21/34	1,343,004	1,370,203	(d)
MASTR ARM Trust, 2004-7 6M1	0.805%	8/25/34	376,487	371,820	(d)
Merit Securities Corp., 11PA 3A1	0.772%	4/28/27	111,212	98,168	(a)(d)
Merit Securities Corp., 11PA B3	2.402%	9/28/32	771,307	714,408	(a)(d)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	486,467	443,895	(d)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	219,114	220,833	(d)
Prime Mortgage Trust, 2005-2 2XB, STRIPS, IO	1.743%	10/25/32	2,764,001	115,409	(d)
Prime Mortgage Trust, 2005-5 1X, STRIPS, IO	0.967%	7/25/34	5,082,492	2,978	(d)
Prime Mortgage Trust, 2005-5 1XB, STRIPS, IO	1.214%	7/25/34	904,470	22,769	(d)
Regal Trust IV, 1999-1 A	2.182%	9/29/31	39,308	37,020	(a)(d)
Residential Asset Mortgage Products Inc., 2005-SL2 AP0, STRIPS, PO	0.000%	2/25/32	74,289	72,394
Sequoia Mortgage Trust, 2003-2 A2	1.000%	6/20/33	26,585	26,088	(d)
Sequoia Mortgage Trust, 2004-10 A1A	0.464%	11/20/34	22,238	22,251	(d)
Sequoia Mortgage Trust, 2004-11 A1	0.454%	12/20/34	35,473	34,026	(d)
Sequoia Mortgage Trust, 2004-12 A1	0.424%	1/20/35	284,573	273,832	(d)
Structured Asset Securities Corp., 1998-RF2 A	6.799%	7/15/27	260,417	259,970	(a)(d)
Structured Asset Securities Corp., 2002-9 A2	0.755%	10/25/27	552,348	542,644	(d)
Structured Asset Securities Corp., 2003-9A 2A2	2.352%	3/25/33	165,644	165,879	(d)
Structured Asset Securities Corp., 2004-NP1 A	0.955%	9/25/33	124,122	122,485	(a)(d)
Thornburg Mortgage Securities Trust, 2003-4 A1	0.795%	9/25/43	437,069	422,045	(d)
Thornburg Mortgage Securities Trust, 2004-03 A	0.895%	9/25/44	490,839	479,294	(d)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.036%	9/25/37	243,950	253,426	(d)
WaMu Mortgage Pass-Through Certificates, 2004-AR06 A	0.575%	5/25/44	437,936	429,203	(d)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.575%	6/25/44	305,098	281,856	(d)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-5 3A3	6.221%	7/25/36	710,351	395,819
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	4.780%	9/25/36	1,110,106	691,941
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A3	4.780%	9/25/36	137,052	80,702
Washington Mutual Inc., 2005-AR8 2A1A	0.445%	7/25/45	308,787	294,485	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR12 A2A	0.578%	10/25/44	356,108	346,179	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.445%	10/25/45	255,327	243,999	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR5 3A	1.057%	7/25/46	830,900	500,355	(d)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	20,047	21,185

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $19,940,834)				24,965,931

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
MORTGAGE-BACKED SECURITIES - 0.2%
FNMA - 0.2%
Federal National Mortgage Association (FNMA), Whole Loan (Cost - $252,994)	6.500%	8/25/44	248,138		$276,823

SENIOR LOANS - 1.4%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.2%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	430,000		434,300	(i)(j)

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	210,000		138,600	(i)(j)

TOTAL CONSUMER DISCRETIONARY					572,900

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	180,000		177,750	(i)(j)

HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	360,000		358,650	(i)(j)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	440,000		440,000	(i)(j)

TOTAL HEALTH CARE					798,650

MATERIALS - 0.2%
Chemicals - 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	330,000		338,663	(i)(j)

UTILITIES - 0.4%
Independent Power and Renewable Electricity Producers - 0.4%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250%	6/19/16	735,191		730,289	(i)(j)

TOTAL SENIOR LOANS (Cost - $2,676,263)					2,618,252

SOVEREIGN BONDS - 8.7%
Argentina - 0.5%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,010,000		939,300

Brazil - 2.0%
Federative Republic of Brazil, Notes	10.000%	1/1/17	8,989,000	BRL	3,524,298

Mexico - 3.2%
United Mexican States, Bonds	8.000%	6/11/20	11,147,000	MXN	932,559
United Mexican States, Bonds	6.500%	6/9/22	60,296,400	MXN	4,647,831
United Mexican States, Bonds	10.000%	12/5/24	2,750,000	MXN	264,386

Total Mexico					5,844,776

Poland - 1.5%
Republic of Poland, Bonds	4.000%	10/25/23	8,440,000	PLN	2,751,850

Turkey - 1.1%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	210,000		223,125
Republic of Turkey, Senior Bonds	5.750%	3/22/24	1,200,000		1,274,040
Republic of Turkey, Senior Notes	6.250%	9/26/22	400,000		440,000

Total Turkey					1,937,165

Venezuela - 0.4%
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,060,000		728,750

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Venezuela - 0.4% (continued)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	2,000	$1,320

Total Venezuela				730,070

TOTAL SOVEREIGN BONDS (Cost - $17,093,495)				15,727,459

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.1%
U.S. Government Obligations - 1.1%
U.S. Treasury Notes (Cost - $2,000,202)	0.250%	2/15/15	2,000,000	2,001,562

			SHARES
COMMON STOCKS - 0.9%
FINANCIALS - 0.7%
Banks - 0.7%
Citigroup Inc.			25,131	1,302,289

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc.			1,900	91,200	*(f)(h)

INDUSTRIALS - 0.1%
Marine - 0.1%
DeepOcean Group Holding AS			8,860	251,163	(f)(h)

TOTAL COMMON STOCKS (Cost - $1,128,516)				1,644,652

PREFERRED STOCKS - 1.8%
FINANCIALS - 1.8%
Capital Markets - 0.3%
State Street Corp.	5.900%		23,328	598,363	(d)

Consumer Finance - 0.9%
GMAC Capital Trust I	8.125%		62,722	1,669,033	(d)

Diversified Financial Services - 0.6%
Citigroup Capital XIII	7.875%		37,975	1,022,287	(d)
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%		33,900	407	*(k)

Total Diversified Financial Services				1,022,694

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	0.000%		100	1,452	*(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%		200	3,046	*

Total Thrifts & Mortgage Finance				4,498

TOTAL PREFERRED STOCKS (Cost - $3,263,558)				3,294,588

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $210,802,376)				227,003,837

			FACE AMOUNT†
SHORT-TERM INVESTMENTS - 2.0%
Repurchase Agreements - 2.0%
Bank of America repurchase agreement dated 9/30/14; Proceeds at maturity - $3,700,000; (Fully collateralized by U.S. government obligations, 5.000% due 5/15/37; Market value - $3,774,001) (Cost - $3,700,000)	0.001%	10/1/14	3,700,000	3,700,000

TOTAL INVESTMENTS - 128.0% (Cost - $214,502,376#)				230,703,837
Liabilities in Excess of Other Assets - (28.0)%				(50,495,915)

TOTAL NET ASSETS - 100.0%				$180,207,922

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	The maturity principal is currently in default as of September 30, 2014.

(h)	Illiquid security.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	The coupon payment on these securities is currently in default as of September 30, 2014.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CMB	— Cash Management Bill
EUR	— Euro
IO	— Interest Only
MXN	— Mexican Peso
PLN	— Polish Zloty
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$145,354,275	—	$145,354,275
Asset-backed securities	—	28,097,797	$3,022,498	31,120,295
Collateralized mortgage obligations	—	24,963,982	1,949	24,965,931
Mortgage-backed securities	—	276,823	—	276,823
Senior loans	—	2,618,252	—	2,618,252
Sovereign bonds	—	15,727,459	—	15,727,459
U.S. government & agency obligations	—	2,001,562	—	2,001,562
Common stocks:
Financials	$1,302,289	—	—	1,302,289
Health care	—	—	91,200	91,200
Industrials	—	—	251,163	251,163
Preferred stocks	3,294,181	407	—	3,294,588

Total long-term investments	$4,596,470	$219,040,557	$3,366,810	$227,003,837

Short-term investments†	—	3,700,000	—	3,700,000

Total investments	$4,596,470	$222,740,557	$3,366,810	$230,703,837

Other financial instruments:
Forward foreign currency contracts	—	$137,209	—	$137,209
Futures contracts	$102,178	—	—	102,178

Total other financial instruments	$102,178	$137,209	—	$239,387

Total	$4,698,648	$222,877,766	$3,366,810	$230,943,224

†	See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			COMMON STOCKS
INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	HEALTH CARE	INDUSTRIALS	TOTAL
Balance as of December 31, 2013	$3,293,008	$4,756	—	$291,986	$3,589,750
Accrued premiums/discounts	45,353	(6,478)	—	—	38,875
Realized gain (loss)	(80,581)	(11,577)	—	—	(92,158)
Change in unrealized appreciation (depreciation)[1]	(235,282)	(15,537)	$(81,431)	(40,823)	(373,073)
Purchases	—	30,785	172,631	—	203,416
Sales	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—

Balance as of September 30, 2014	$3,022,498	$1,949	$91,200	$251,163	$3,366,810

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2014[1]	$(235,282)	$(15,537)	$(81,431)	$(40,823)	$(373,073)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been

Notes to Schedule of Investments (unaudited) (continued)

stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$22,014,195
Gross unrealized depreciation	(5,812,734)

Net unrealized appreciation	$16,201,461

At September 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	135	12/14	$16,928,662	$16,826,484	$102,178

At September 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation
Contracts to Sell:
Euro	JPMorgan Chase Bank	1,800,000	$2,274,150	11/14/14	$137,209

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2014.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Appreciation	Total
Interest Rate Risk	$102,178	—	$102,178
Foreign Exchange Risk	—	$137,209	137,209

Total	$102,178	$137,209	$239,387

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$15,434,434
Forward foreign currency contracts (to sell)	2,433,465

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Premier Bond Fund

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014